UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
CĪON INVESTMENT CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

100 Park Avenue, 25th Floor
New York, NY 10017
[•], 2023
Dear Shareholder:
You are cordially invited to attend the 2023 Annual Meeting of Shareholders (the “Meeting”) of CĪON Investment Corporation (the “Company”) to be held on [•], [•], 2023 at [•] p.m. Eastern Time. The Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to:
(i)	elect three directors of the Company for three-year terms expiring in 2026, or until their successors are duly elected and qualified;
(ii)
authorize flexibility for the Company, with the approval of the Company’s board of directors, to offer and sell shares of common stock, up to 25% of the Company’s outstanding common stock, at a price below net asset value during the twelve months following shareholder approval, subject to certain limitations described in the proxy statement; and

(iii)	transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.
Your vote is extremely important to us. If you will not vote at the Meeting virtually, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote.
On behalf of management and the Board of Directors, we thank you for your continued support of the Company.
Sincerely yours,

Mark Gatto Co-Chairman of the Board of Directors	Michael A. Reisner Co-Chairman of the Board of Directors
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

CĪON INVESTMENT CORPORATION
100 PARK AVENUE, 25th FLOOR
NEW YORK, NY 10017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2023
To the Shareholders of CĪON Investment Corporation:
Notice is hereby given to the holders of shares of common stock, par value $0.001 per share (the “Shares”), of CĪON Investment Corporation, a Maryland corporation (the “Company”), that the 2023 Annual Meeting of Shareholders (the “Meeting”) will be held on [•], [•], 2023 at [•] p.m. Eastern Time. The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/CIC2023.
The Meeting is being held for the following purposes:
1.	To elect three directors of the Company, who will each serve for a term of three years expiring in 2026, or until their successors are duly elected and qualified;
2.
To consider and vote upon the approval of a proposal to authorize flexibility for the Company, with the approval of the Company’s board of directors, to offer and sell Shares, up to 25% of the Company’s outstanding Shares, at a price below net asset value during the twelve months following shareholder approval, subject to certain limitations described in the proxy statement; and

3.	To consider and transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.
THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS LISTED ABOVE.
The close of business on [•], 2023 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof.
Your vote is extremely important to us. For instructions on how to attend and vote your Shares virtually at the Meeting, see the information in the accompanying proxy statement under the heading “Attending the Meeting and Other Voting Options”. If you will not vote at the Meeting virtually, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by internet or by telephone. In the event there are not sufficient votes for a quorum or to approve any of the proposals listed above, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company.
The Company has enclosed a copy of the proxy statement and the proxy card. The proxy statement and the proxy card are also available at www.proxyvote.com. The Company has also enclosed a copy of the Company’s annual report to shareholders for the year ended December 31, 2022 (the “Annual Report”). Such report is also available at www.cionbdc.com.
By Order of the Board of Directors,

Stephen Roman, Corporate Secretary
New York, New York
[•], 2023

CĪON INVESTMENT CORPORATION

100 PARK AVENUE, 25th FLOOR
NEW YORK, NY 10017

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2023
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board” and each member thereof, a “Director” and collectively, the “Directors”) of CĪON Investment Corporation, a Maryland corporation (the “Company”), for use at the Company’s 2023 Annual Meeting of Shareholders (the “Meeting”) to be held on [•], [•], 2023 at [•] p.m. Eastern Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated [•], 2023 (the “Notice”). The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/CIC2023.
You may vote your shares of common stock, par value $0.001 per share (the “Shares”), at the Meeting only if you were a shareholder of record at the close of business on the record date. The Board has fixed the close of business on [•], 2023 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. As of the Record Date, the Company had [•] Shares outstanding.
The Meeting is being held for the following purposes:
1.	To elect three directors of the Company, who will each serve for a term of three years expiring in 2026, or until their successors are duly elected and qualified (the “Class II Director Proposal”);
2.
To consider and vote upon the approval of a proposal to authorize flexibility for the Company, with the approval of the Board, to offer and sell Shares, up to 25% of the Company’s outstanding Shares, at a price below net asset value (“NAV”) during the twelve months following shareholder approval, subject to certain limitations described in this proxy statement (the “Share Issuance Proposal”); and

3.	To consider and transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.
If the form of proxy is properly executed and returned in time to be voted at the Meeting, the Shares covered thereby will be voted at the Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how Shares should be voted will be voted “FOR” each Proposal, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or at any adjournment or postponement thereof. A shareholder who has given a proxy may revoke his or her proxy any time before it is exercised by (i) attending and voting virtually at the Meeting, (ii) giving written notice of such revocation to the Secretary of the Company, or (iii) returning a properly executed, later-dated proxy.
The Company has enclosed a copy of this proxy statement and the proxy card. This proxy statement and the proxy card are also available at www.proxyvote.com. The Company has also enclosed a copy of the Company’s annual report to shareholders for the year ended December 31, 2022 (the “Annual Report”). Such report is also available at www.cionbdc.com.
Quorum Required
A quorum must be present at the Meeting for any business to be conducted. Under the Company’s Bylaws, one-third of the number of Shares entitled to be cast, present virtually or by proxy, constitutes a quorum for the transaction of business. Shareholders of the Company are entitled to one vote for each Share held. Abstentions and withheld votes will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Meeting. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as present.
The Chairman of the Meeting or the shareholders entitled to vote at the Meeting, present virtually or by proxy, shall have the power to adjourn the Meeting from time to time, which would include the ability to adjourn the Meeting to a date not more than 120 days after the Record Date without notice other than the announcement at the Meeting of the future date, time and location of the reconvened Meeting. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. If sufficient votes in favor of one or more proposals have been received by the time of the Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.
Voting
Shareholders are entitled to cast one vote for each Share held and fractional votes for each fractional Share held. The table below provides a summary of the vote required for each proposal, with additional discussion thereafter:
Proposal	Vote Allowed and Impact	Vote Required
Proposal 1 – Election of Directors
Each Share may be voted for the director nominees. Votes that are withheld will have no effect on the outcome of the vote on this proposal. Shares represented by broker non-votes are also not considered votes cast and thus have no effect on this proposal.

Proxies received will be voted “FOR” the election of the director nominees named in this Proxy Statement unless shareholders designate otherwise.
Each director shall be elected by a plurality of all the votes cast at the Meeting virtually or by proxy, provided that a quorum is present.

Proposal 2 – Share Issuance
You may vote for or against or abstain from voting on the Share Issuance Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal.

If shareholders approve the Share Issuance Proposal, during a one-year period commencing on the date of such approval, the Company will be permitted, but not required or otherwise obligated, to offer and sell newly issued Shares at a price below NAV per Share at the time sold.

Approval of the Share Issuance Proposal requires the affirmative vote of the holders of (1) a majority of the outstanding voting securities entitled to vote at the Meeting and (2) a majority of the outstanding Shares entitled to vote at the Meeting that are not held by affiliated persons of the Company. The 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less.

Class II Director Proposal: The directors shall be elected by a plurality of all the votes cast at the Meeting (i.e., more votes for the director than any other option for the position), provided that a quorum is present. Each Share may be voted for the director nominees. Proxies received will be voted “FOR” the election of the director nominees named herein unless shareholders designate otherwise. Votes that are withheld will have no effect on the outcome of the vote on this proposal. Shares represented by broker non-votes are also not considered votes cast and thus have no effect on this proposal.
Share Issuance Proposal: Approval of the Share Issuance Proposal requires the affirmative vote of the holders of (1) a majority of the outstanding voting securities entitled to vote at the Meeting and (2) a majority of the outstanding Shares entitled to vote at the Meeting that are not held by affiliated persons of the Company. For these purposes, the 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal.
Attending the Meeting and Other Voting Options
The Company will be hosting the Meeting live via audio webcast. Any shareholder can attend the Meeting live online at www.virtualshareholdermeeting.com/CIC2023. If you were a shareholder as of the Record Date, or you hold a valid proxy for the Meeting, you can vote at the Meeting. A summary of the information you need to attend the Meeting online is provided below:
•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of Share ownership, are posted at www.virtualshareholdermeeting.com/CIC2023;
•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/CIC2023 on the day of the Meeting;
•	Webcast starts at [•] p.m., Eastern Time;
•	You will need your 16-digit control number to enter the Meeting via the Internet; and
•	Shareholders may submit questions while attending the Meeting via the Internet.
To attend and participate in the Meeting virtually, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your Shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through your bank or broker. If you lose your 16-digit control number, you may join the Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties that shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or Meeting time, please call the technical support number that will be posted on the Meeting login page.
If you will not vote at the Meeting virtually, please sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote. To vote by mail, indicate your instructions, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the Shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted “FOR” the proposals and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. If you have any questions regarding the proxy materials, please contact the Company at 800-343-3736.
Shareholders, other than those who hold Shares through a Tel Aviv Stock Exchange Ltd. (“TASE”) member, may provide their voting instructions through the Internet, by telephone or by mail by following the instructions on the Notice of Annual Meeting of Shareholders. These options require shareholders to input their specific control number as discussed above, which is provided with the Notice of Annual Meeting of Shareholders. If you vote using the Internet, after visiting www.proxyvote.com and inputting your control number, you will be prompted to provide your voting instructions. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting them and terminating their Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will receive upon request an e-mail confirming their instructions.
Shares held by a TASE member cannot be voted during the Meeting. If your Shares are held by a TASE member and you wish to vote your Shares, you must complete, sign and date the form of proxy card that the Company filed via MAGNA and attach to it an ownership certificate from the TASE member through which your Shares are registered (i.e., your broker, bank or other nominee) indicating that you were the beneficial owner of the Shares on the Record Date, the record date for voting, and return the proxy card along with the ownership certificate to the Company’s Israeli counsel, Goldfarb Seligman & Co. (“Goldfarb”), c/o Hod Mimun, 98 Yigal Alon Street, 44th Floor, Tel Aviv 6789141, Israel (email: hod.mimun@goldfarb.com). The proxy card and ownership certificate must be received no later than [•], 2023 to be included in the tally of Shares voted.
However, if your Shares are held by a TASE member, you may participate and ask questions during the Meeting even if you cannot vote your Shares. In order to participate and ask questions (but not vote your Shares) during the Meeting, you will need to obtain from your TASE member an executed ownership certificate, signed by your TASE member with respect to the Record Date, and e-mail the executed form to Goldfarb, c/o Hod Mimun, 98 Yigal Alon Street, 44th Floor, Tel Aviv 6789141, Israel (email: hod.mimun@goldfarb.com), no later than the close of business in Israel on [•], 2023. Once Goldfarb has received your properly executed certificate, Goldfarb will e-mail you a control number that you can use to enter the Meeting at www.virtualshareholdermeeting.com/CIC2023.
If a shareholder, other than those who hold Shares through a TASE member, wishes to participate in the Meeting, but does not wish to give a proxy by Internet, the shareholder may attend the Meeting in person (virtually) or request and submit a proxy card by following the instructions on the Notice of Annual Meeting of Shareholders.
The Company combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules of the Securities and Exchange Commission (the “SEC”). If you do not want the Company to continue consolidating your mailings and would prefer to receive separate mailings of Company communications, or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Company’s transfer agent, SS&C Technologies, Inc. (f/k/a DST Systems, Inc.) at (800) 343-3736 or send mail to CĪON Investment Corporation, c/o SS&C Technologies, Inc. (f/k/a DST Systems, Inc.), 430 West 7th Street, Kansas City, Missouri 64105.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
MEETING TO BE HELD ON [•], 2023
This Proxy Statement and the other proxy materials are available online at www.proxyvote.com (please have the control number found on your proxy card ready when you visit this website).
Proxy Solicitation
It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, personnel of CIM and any authorized proxy solicitation agent, may also solicit proxies by telephone, internet or in person. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their identities and votes have been properly recorded. The Company has requested that brokers, nominees, fiduciaries, and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.
The Company will pay the expenses associated with this proxy statement and solicitation. The Company has engaged Broadridge Financial Services, Inc., an independent proxy solicitation firm, to assist in the solicitation of proxies for an estimated fee of approximately $[•], plus out-of-pocket expenses, which will be paid by the Company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of the Record Date, the beneficial ownership of the nominees for director, the Company’s executive officers and directors, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the Company’s Shares is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s address is 100 Park Avenue, 25th Floor, New York, NY 10017.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors:
Mark Gatto(3)	41,299.39	*
Michael A. Reisner(4)	41,890.38	*
Independent Directors:
Robert A. Breakstone(5)	6,701.00	*
Peter I. Finlay(6)	2,000.00	*
Aron I. Schwartz	None	None
Earl V. Hedin(7)	5,487.00	*
Catherine K. Choi	None	None
Edward J. Estrada	3,695.00	*
Executive Officers:
Keith S. Franz(8)	55,896.68	*
Gregg A. Bresner(9)	40,099.00	*
Stephen Roman(10)	6,596.85	*
Eric A. Pinero(11)	4,847.39	*
All Executive Officers and Directors as a group (12 persons)	208,512.69	*
*	Less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of [•] Shares outstanding on [•], 2023.
(3)
Mr. Gatto is the record holder of 10,000 Shares, and CION Investment Group, LLC (“CIG”) is the record holder of 62,598.77 Shares that includes 5,932.67 Shares acquired under the Company’s distribution reinvestment plan. Messrs. Gatto and Reisner control CIG and, as a result, may be deemed to be the indirect beneficial owners of the Shares held by CIG. As permitted by Rule 16a-1(a)(4) under the Exchange Act, Mr. Gatto disclaims beneficial ownership of the Shares held by CIG except to the extent of his pecuniary interest therein.

(4)
Mr. Reisner is the record holder of 10,591 Shares, and CIG is the record holder of 62,598.77 Shares that includes 5,932.67 Shares acquired under the Company’s distribution reinvestment plan. Messrs. Gatto and Reisner control CIG and, as a result, may be deemed to be the indirect beneficial owners of the Shares held by CIG. As permitted by Rule 16a-1(a)(4) under the Exchange Act, Mr. Reisner disclaims beneficial ownership of the Shares held by CIG except to the extent of his pecuniary interest therein.

(5)
Includes 701 Shares acquired under the Company’s distribution reinvestment plan. An investment retirement account is the record holder of these Shares. Mr. Breakstone is the indirect beneficial owner with sole voting and investment power with respect to the Shares held by the investment retirement account.

(6)
A self-employed pension plan is the record holder of these Shares. Mr Finlay is the indirect beneficial owner with sole voting and investment power with respect to the Shares held by the self-employed pension plan.

(7)
Includes 1,636.13 Shares acquired under the Company’s distribution reinvestment plan. The Hudson Partners Group Incentive Savings Trust is the record holder of these Shares. Mr. Hedin is the indirect beneficial owner with sole voting and investment power with respect to the Shares held by The Hudson Partners Group Incentive Savings Trust.

(8)
Mr. Franz is the record holder of 53,000 Shares, and an investment retirement account is the record holder of 2,896.68 Shares that includes 396.68 Shares acquired under the Company’s distribution reinvestment plan. Mr. Franz is the indirect beneficial owner with sole voting and investment power with respect to the Shares held by the investment retirement account.

(9)
Mr. Bresner is the record holder of 34,599 Shares and an investment retirement account is the record holder of 5,500 Shares. Mr. Bresner is the indirect beneficial owner with sole voting and investment power with respect to the Shares held by the investment retirement account.

(10)	Includes 596.85 Shares acquired under the Company’s distribution reinvestment plan.
(11)	Includes 347.39 Shares acquired under the Company’s distribution reinvestment plan.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
Set forth in the table below is the dollar range of equity securities of the Company beneficially owned by each director as of the Record Date.
Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)(3)
Independent Directors:
Robert A. Breakstone	$50,001 – $100,000
Peter I. Finlay	$10,001 – $50,000
Aron I. Schwartz	None
Earl V. Hedin	$50,001 – $100,000
Catherine K. Choi	None
Edward J. Estrada	$10,001 – $50,000
Interested Directors:
Mark Gatto	$100,001 – $500,000
Michael A. Reisner	$100,001 – $500,000
(1)	The dollar range of equity securities beneficially owned are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in the Company is based on the closing price for the Company’s common stock of $[•] on [•], 2023 on the NYSE.
(3)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

INFORMATION ABOUT THE MEETING AND VOTING
What is the date of the Meeting and where will it be held?
The Meeting will be held on [•], [•], 2023 at [•] p.m. Eastern Time. The Meeting will be a completely virtual meeting, which will be conducted via live webcast.
What will I be voting on at the Meeting?
The Company has proposed for shareholder approval proposals for the election of directors and authorization to issue Shares below NAV. Please see the list of Proposals above and the detailed discussions of each Proposal below for more information.
Who can vote at the Meeting?
The Record Date for the determination of holders of Shares entitled to notice of and to vote at the Meeting, or any adjournment or postponement of the Meeting, is the close of business on [•], 2023. As of the Record Date, approximately [•] Shares were issued and outstanding and entitled to vote at the Meeting.
How many votes do I have?
Shareholders are entitled to cast one vote for each Share held and fractional votes for each fractional Share held.
How may I vote?
The Company will be hosting the Meeting live via audio webcast. Any shareholder can attend the Meeting live online at www.virtualshareholdermeeting.com/CIC2023. If you were a shareholder as of the Record Date, or you hold a valid proxy for the Meeting, you can vote at the Meeting. A summary of the information you need to attend the Meeting online is provided below:
•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of Share ownership, are posted at www.virtualshareholdermeeting.com/CIC2023;
•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/CIC2023 on the day of the Meeting;
•	Webcast starts at [•] p.m., Eastern Time;
•	You will need your 16-digit control number to enter the Meeting via the Internet; and
•	Shareholders may submit questions while attending the Meeting via the Internet.
To attend and participate in the Meeting virtually, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your Shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through your bank or broker. If you lose your 16-digit control number, you may join the Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties that shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or Meeting time, please call the technical support number that will be posted on the Meeting login page.
If you will not vote at the Meeting virtually, please sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote. To vote by mail, indicate your instructions, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the Shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted “FOR” the proposals and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. If you have any questions regarding the proxy materials, please contact the Company at 800-343-3736.

Shareholders, other than those who hold Shares through a TASE member, may provide their voting instructions through the Internet, by telephone or by mail by following the instructions on the Notice of Annual Meeting of Shareholders. These options require shareholders to input their specific control number as discussed above, which is provided with the Notice of Annual Meeting of Shareholders. If you vote using the Internet, after visiting www.proxyvote.com and inputting your control number, you will be prompted to provide your voting instructions. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting them and terminating their Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will receive upon request an e-mail confirming their instructions.
Shares held by a TASE member cannot be voted during the Meeting. If your Shares are held by a TASE member and you wish to vote your Shares, you must complete, sign and date the form of proxy card that the Company filed via MAGNA and attach to it an ownership certificate from the TASE member through which your Shares are registered (i.e., your broker, bank or other nominee) indicating that you were the beneficial owner of the Shares on the Record Date, the record date for voting, and return the proxy card along with the ownership certificate to the Company’s Israeli counsel, Goldfarb, c/o Hod Mimun, 98 Yigal Alon Street, 44th Floor, Tel Aviv 6789141, Israel (email: hod.mimun@goldfarb.com). The proxy card and ownership certificate must be received no later than [•], 2023 to be included in the tally of Shares voted.
However, if your Shares are held by a TASE member, you may participate and ask questions during the Meeting even if you cannot vote your Shares. In order to participate and ask questions (but not vote your Shares) during the Meeting, you will need to obtain from your TASE member an executed ownership certificate, signed by your TASE member with respect to the Record Date, and e-mail the executed form to Goldfarb, c/o Hod Mimun, 98 Yigal Alon Street, 44th Floor, Tel Aviv 6789141, Israel (email: hod.mimun@goldfarb.com), no later than the close of business in Israel on [•], 2023. Once Goldfarb has received your properly executed certificate, Goldfarb will e-mail you a control number that you can use to enter the Meeting at www.virtualshareholdermeeting.com/CIC2023.
If a shareholder, other than those who hold Shares through a TASE member, wishes to participate in the Meeting, but does not wish to give a proxy by Internet, the shareholder may attend the Meeting in person (virtually) or request and submit a proxy card by following the instructions on the Notice of Annual Meeting of Shareholders.
The Company combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules of the SEC. If you do not want the Company to continue consolidating your mailings and would prefer to receive separate mailings of Company communications, or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Company’s transfer agent, SS&C Technologies, Inc. (f/k/a DST Systems, Inc.) at (800) 343-3736 or send mail to CĪON Investment Corporation, c/o SS&C Technologies, Inc. (f/k/a DST Systems, Inc.), 430 West 7th Street, Kansas City, Missouri 64105.
How will proxies be voted?
It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, personnel of CIM and any authorized proxy solicitation agent, may also solicit proxies by telephone, internet or in person. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their identities and votes have been properly recorded. The Company has requested that brokers, nominees, fiduciaries, and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.
The Company will pay the expenses associated with this proxy statement and solicitation. The Company has engaged Broadridge Financial Services, Inc., an independent proxy solicitation firm, to assist in the solicitation of proxies for an estimated fee of approximately $[•], plus out-of-pocket expenses, which will be paid by the Company.
How can I change my vote or revoke a proxy?
If the form of proxy is properly executed and returned in time to be voted at the Meeting, the Shares covered thereby will be voted at the Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how Shares should be voted will be voted “FOR” each Proposal, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or at any adjournment or postponement thereof. A shareholder who has given a proxy may revoke his or her proxy any time before it is exercised by (i) attending and voting virtually at the Meeting, (ii) giving written notice of such revocation to the Secretary of the Company, or (iii) returning a properly executed, later-dated proxy.
What if I return my proxy card but do not mark it to show how I am voting?
If your proxy card is signed and returned without specifying your choices, your Shares will be voted as recommended by the Board of Directors.
What vote is required to approve each item?
A quorum must be present at the Meeting for any business to be conducted. Under the Company’s Bylaws, one-third of the number of Shares entitled to be cast, present virtually or by proxy, constitutes a quorum for the transaction of business. Shareholders of the Company are entitled to one vote for each Share held. Abstentions and withheld votes will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Meeting. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as present.
The Chairman of the Meeting or the shareholders entitled to vote at the Meeting, present virtually or by proxy, shall have the power to adjourn the Meeting from time to time, which would include the ability to adjourn the Meeting to a date not more than 120 days after the Record Date without notice other than the announcement at the Meeting of the future date, time and location of the reconvened Meeting. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. If sufficient votes in favor of one or more proposals have been received by the time of the Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.
Class II Director Proposal: The directors shall be elected by a plurality of all the votes cast at the Meeting (i.e., more votes for the director than any other option for the position), provided that a quorum is present. Each Share may be voted for the director nominees. Proxies received will be voted “FOR” the election of the director nominees named herein unless shareholders designate otherwise. Votes that are withheld will have no effect on the outcome of the vote on this proposal. Shares represented by broker non-votes are also not considered votes cast and thus have no effect on this proposal.
Share Issuance Proposal: Approval of the Share Issuance Proposal requires the affirmative vote of the holders of (1) a majority of the outstanding voting securities entitled to vote at the Meeting and (2) a majority of the outstanding Shares entitled to vote at the Meeting that are not held by affiliated persons of the Company. For these purposes, the 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal.
What is a “broker non-vote”?
A “broker non-vote” occurs when a broker who holds Shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the Shares. Broker non-votes will not be counted as present for the purposes of the Meeting.
Are shareholders entitled to appraisal rights in connection with any of the proposals?
None of the proposals, if approved, entitle shareholders to appraisal rights under Maryland law or the Charter.
What constitutes a “quorum”?
Under the Company’s Bylaws, one-third of the number of Shares entitled to be cast, present virtually or by proxy, constitutes a quorum for the transaction of business. Shareholders of the Company are entitled to one vote for each Share held.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my Shares?
If you have any questions regarding the proxy materials, please contact the Company at 800-343-3736.

PROPOSAL 1 - ELECTION OF CLASS II DIRECTORS
At the Meeting, shareholders are being asked to consider the election of three of the current directors of the Company, Robert A. Breakstone, Catherine K. Choi and Aron I. Schwartz. Pursuant to the Company’s charter and Bylaws, the Board may modify the number of directors on the Board, provided that the number of directors will not be fewer than one, the minimum number required by the Maryland General Corporation Law (the “MGCL”), or greater than twelve. Pursuant to the Company’s charter, the Company’s directors are divided into three classes. Each class of directors will hold office for a three-year term. At each annual meeting of shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and serve until his or her successor is duly elected and qualified. The Board is currently comprised of eight directors as set forth below, six of whom are independent:
Class I - Independent (Serve Until the Annual Meeting of Shareholders in 2025)	Director Nominees - Class II (Independent) (Serve Until the Annual Meeting of Shareholders in 2023)	Class III - Interested (Serve Until the Annual Meeting of Shareholders in 2024)
Edward J. Estrada	Robert A. Breakstone	Mark Gatto
Peter I. Finlay	Catherine K. Choi	Michael A. Reisner
Earl V. Hedin	Aron I. Schwartz	—
Messrs. Breakstone and Schwartz and Ms. Choi have been nominated for election by the Board to each serve a three-year term expiring at the 2026 annual meeting of shareholders and until their successors are duly elected and qualified. The directors have agreed to serve as directors if elected and have consented to be named as nominees. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.
A shareholder can vote for, or withhold his or her vote from, the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the director nominees named herein. If the director nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.
Information about Director Nominees and Executive Officers
Certain information pertaining to the director nominees and other directors and executive officers of the Company is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a director of the Company. The Board oversees the Company’s business and investment activities and is responsible for protecting the interests of the Company’s shareholders. The responsibilities of the Board include, among other things, the oversight of the Company’s investment activities, the quarterly valuation of the Company’s assets, oversight of the Company’s financing arrangements and corporate governance activities.
Director Independence
A majority of the members of the Board are not “interested persons” of the Company or CIM, as defined in Section 2(a)(19) of the 1940 Act and as required by Rule 303A.00 of the NYSE Listed Company Manual. These individuals are referred to as the Company’s independent directors (the “Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board that are not Independent Directors are referred to as interested directors (the “Interested Directors”).
The Board has determined that the following director nominees are Independent Directors: Messrs. Breakstone and Schwartz and Ms. Choi. The Board has determined that the following directors are also Independent Directors: Messrs. Estrada, Finlay and Hedin. The Board has determined that the following directors are Interested Directors: Messrs. Gatto and Reisner. Based upon information requested from each director concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has, or within the last two years had, a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any Board committee or as a shareholder.

NOMINEES FOR CLASS II—INDEPENDENT DIRECTORS
Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director During the Past 5 Years
Robert A. Breakstone Age: 85 Director	2012 – 2023
Robert A. Breakstone has served as a member of the Board since 2012. He has been the President and Chief Executive Officer of Landmark International Group, Inc., an independent consulting firm providing business development, financial, information technology, and marketing services to major corporations and start-up entrepreneurial ventures, since 1995. Previously, Mr. Breakstone served as Executive Vice President and Chief Operating Officer at GTECH Corporation, a provider of technology-based gaming systems and services, from 1988 to 1995, where he took the firm private in a leveraged buyout and then public again later in an initial public offering. Prior to GTECH, he was President and Chief Executive Officer at Health-tex, Inc., which we believe was a leading marketer and retailer of children’s apparel, from 1985 to 1988, where he led a management buyout of the firm from Chesebrough Pond’s Inc., where he served as Group Vice President and served on the Executive Committee and Board of Directors from 1974 to 1985. Prior to Chesebrough Pond’s, Mr. Breakstone was a Group Executive with the Chase Manhattan Bank N.A. from 1970 to 1974, where he managed major corporate, domestic and international banking divisions. From 1967 to 1970, he was Vice President and Chief Financial Officer of Systems Audits, Inc., a management consulting firm providing information technology services to the financial industry.
None

Mr. Breakstone also served on the board of directors of By Design International Ltd., a private, for-profit designer and marketer of women’s apparel and on the advisory board of Hoffinger Industries, Inc., a leader in the above-ground pool/filtration industry. In addition to his prior service as a member of the board of Chesebrough Pond’s, Mr. Breakstone also served on the board of directors of OSF, Inc., a Canadian publicly traded company, from 1996 to 1998 where, as a member of an independent special committee, he was responsible for selling the company to a US-based financial entity.

Mr. Breakstone served as an Adjunct Professor at the Graduate School of Business at Mercy College from 1999 to 2006. From 1963 to 1967, Mr. Breakstone was an adjunct professor at New York University. In addition, from 1967 to 1969, Mr. Breakstone was an Adjunct Assistant Professor at Pace University. Mr. Breakstone’s degrees include a B.S. in Mathematics and an M.B.A. from the City College of New York.

Mr. Breakstone has extensive operating experience in both public and private companies in a variety of industries and has served as a member of various boards. This experience has provided Mr. Breakstone, in the opinion of the Board, with experience and insight that is beneficial to the Company.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director During the Past 5 Years
Catherine K. Choi Age: 51 Director	2021 – 2023
Catherine K. Choi has served as a member of the Board since 2021. Ms. Choi has served as President of BULBRITE Industries, a leading manufacturer and supplier of energy-efficient lighting solutions, since 2009. Founded 50 years ago by her parents, BULBRITE is a family-owned business renowned for its commitment to innovation, education and exceptional service. In her role as President, Ms. Choi oversees all aspects of the company’s operations including sales, marketing, operations, manufacturing and product development. During her tenure as President of BULBRITE, Ms. Choi has expanded sales and services to a broader community and distributor base throughout North America. She has helped expand the breadth of the company’s product line to LED decorative bulbs and patio string lights as well as a line of smart bulbs, Bulbrite Solana®, that has been featured in the Washington Post, Dwell, House Beautiful and Apartment Therapy.
None

Recipient of the 2021 Women in Lighting Leadership Award and Residential Lighting Industry Leadership Award in 2010, Ms. Choi is an active leader in the lighting industry, serving on the Lighting Board of Governors for the Dallas Market Center since 2018, and was a former Chair of the American Lighting Association Education Foundation Board from 2013 to 2015. She is an ALA Certified Lighting Specialist. Ms. Choi was recognized as a Woman of Influence in 2013 by the NJ Commerce and Industry Association. She is also an elected member of the President’s Council for Cornell Women since 2017, and has served as a director for the Ridgewood Public Library Foundation since 2017 and for a privately held company in NJ since 2015. Ms. Choi earned her MBA from New York University in 1996 and her BA from Cornell University in 1993. She is the Co-Chair of the NYU Stern Women in Business Alumnae Group, and Advisory Council Member for the Seton Hall Business School Leadership Program.

In the opinion of the Board, Ms. Choi’s extensive entrepreneurial experience as the principal executive of a privately owned, family business, brings value to the Board.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director During the Past 5 Years
Aron I. Schwartz Age: 52 Director	2012 – 2023
Aron I. Schwartz has served as a member of the Board since 2012. He has been a Managing Director at ACON Investments since July 2014. Mr. Schwartz is the founder of Constructivist Capital, LLC, a firm that works with family offices and alternative asset management firms to pursue attractive investment opportunities. He was previously a consultant to and a Managing Director at Avenue Capital from 2012 to 2014 and held various positions culminating in Managing Director of Fenway Partners, a middle market private equity firm based in New York, from 1999 to 2011. From 1997 to 1999, Mr. Schwartz was an associate in the Financial Entrepreneurs Group of Salomon Smith Barney, where he worked on a variety of financings and advisory assignments. He also serves or has served on the board of directors of a number of other public and private companies, including Invacare Corporation, True Value Company, 1-800 Contacts, Inc., Commonwealth Laminating & Coating, Inc., Easton Bell Sports, Inc., STVT-AAI Education Inc., Igloo Products Corp., APR Energy, PLC, Borden Dairy Holdings and ATU Auto Technick-Unger. In addition, Mr. Schwartz previously served on the board of directors of the Open Road Foundation and US-ASEAN Business Council. Mr. Schwartz, a Certified Management Accountant, received his J.D. and M.B.A with honors from U.C.L.A. and his B.A. and B.S.E. cum laude from the Wharton School at the University of Pennsylvania.
None

Mr. Schwartz has extensive experience in the finance and private equity industries and has served as a member of the board of directors of various public and private companies in a variety of industries. This experience, along with the fact that he is a Certified Management Accountant, has provided Mr. Schwartz, in the opinion of the Board, with experience and insight that is beneficial to the Company.

CLASS I—INDEPENDENT DIRECTORS
Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director During the Past 5 Years
Edward J. Estrada Age: 50 Director	2021 – 2025
Edward J. Estrada has served as a member of the Board since 2021. Mr. Estrada is the Principal of Estrada Legal Consulting, a legal management consulting business working with law firms on strategy development, implementation and alignment, market positioning, margin improvement, and operational efficiency. Mr. Estrada was in private legal practice for 25 years. Most recently, he was a partner with the global law firm, Reed Smith, LLP, in its Global Financial Industry Group. He has served as a director for a family foundation since 2021 and as an advisory and executive board member for certain non-profit businesses. Mr. Estrada counseled his clients in a wide range of business matters, including acting as outside counsel, and addressing their regulatory, transactional and litigation needs. He held multiple leadership positions at Reed Smith, LLP, most recently as global chair of the firm’s Financial Indu3stry Group from 2016 to 2021. Mr. Estrada also served as co-head of Reed Smith, LLP’s U.S. Litigation Group (2010 to 2012), served two terms on the firm’s Executive Committee (2009 and 2014), served as Managing Partner of the New York Office (2012 to 2014), and served as the firm’s Global Head of Business Strategy on the firm’s Senior Management Team (2014 to 2016). In his practice, and in his role as global chair of Reed Smith, LLP’s Financial Industry Group, Mr. Estrada counseled clients ranging from private funds to investment and regional banks and was responsible for identifying and responding to market and industry trends. Mr. Estrada received his J.D. from George Washington Law School in 1997 and his B.A. from Cornell University in 1994.
None

In the opinion of the Board, Mr. Estrada’s extensive legal experience, particularly with counseling private funds and investment and regional banks on a broad range of legal matters, including, without limitation, litigation and commercial transactions, brings value to the Board.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director During the Past 5 Years
Peter I. Finlay Age: 61 Director	2016 – 2025
Peter I. Finlay has served as a member of the Board since 2016. He is the founder and Managing Principal of Ardentis LLC, a corporate finance consulting firm that provides advisory services to companies in the U.S. and international markets. From 2008 to 2013, Mr. Finlay served as Managing Director of ICON Capital, LLC and was responsible for managing new business origination in Europe and North America. Prior to 2008, Mr. Finlay held various management positions both in financial institutions and in relevant industries. From 2006 to 2008, he served as Director of Equipment Finance at Landsbanki Commercial Finance where he established a new industrial finance business with a focus on originating middle market secured debt transactions. From 2003 to 2006, he served as Vice President & Regional Director Europe for GMAC Commercial Finance where he started a new equipment finance business. From 2000 to 2003, Mr. Finlay served as a Director of Project Finance Organization at Bell Labs Lucent Technologies and from 1997 to 1999 he served as a Marketing Director of Structured Finance at Transamerica Leasing, where he established a structured finance operation covering Europe and the Middle East. Mr. Finlay started his career at National Westminster Bank (1979 – 1986) before moving to Barclays (1986 – 1997), where he held various positions, including Manager in the middle market structured leasing department and Manager in the para-banking inspection department where he was responsible for reviewing risk management compliance and risk underwriting in the bank’s European equipment finance subsidiaries.
None

Since 2014, Mr. Finlay has been the Managing Principal of Ardentis LLC and is also an advisor to the board of EMM Investments LLC, a privately held asset manager engaged in lending to asset intensive companies. From 2009 to 2011, Mr. Finlay served as Chairman and non-executive Director of Premier Telesolutions Ltd. (UK).

Mr. Finlay became an Associate of the Chartered Institute of Bankers in England and Wales in 1994 and completed a Diploma in Financial Studies in 1997. He completed an M.B.A. at City University Business School in London in 1997 and subsequently served as a tutor in the evening M.B.A. program.

In the opinion of the Board, Mr. Finlay’s experience of working with large financial institutions in the middle market combined with his knowledge of structured finance, risk management and financial control, brings value to the Board.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director During the Past 5 Years
Earl V. Hedin Age: 67 Director	2017 – 2025
Earl V. Hedin has served as a member of the Board since 2017. He is the co-founder and Managing Partner of Hudson Partners Group LLC and its broker-dealer, Hudson Partners Securities LLC, registered with FINRA. The firm assists investment managers in raising institutional capital for hedge funds, private equity and other alternative investment strategies. From 1999 to 2007, Mr. Hedin served as a Senior Managing Director at Bear, Stearns & Co. Inc., where he held various senior roles building and guiding the Bear Stearns Asset Management Group. These roles included Chief Financial Officer, Director of Alternatives and co-head and founder of the firm's Private Funds Group. He was responsible for the firm's sponsored venture capital funds and headed the approximately $1 billion private equity fund-of-funds program. During his tenure, he created numerous alternative asset products and helped raise over $3 billion for these funds. Mr. Hedin also created the first hedge fund-of-funds product at Bear Stearns. From 1995 to 1998, he served as a Managing Director – Principal, and worked on several key international financial structuring projects, including the creation of Bear Stearns Irish Bank in Dublin. Additionally, Mr. Hedin created the Bear Stearns Dublin Development Center to reduce technology related costs. From 1994 to 1995, he served as Vice President at Bankers Trust New York Corporation, where he was responsible for strategic planning and management reporting. Prior to that, from 1989 to 1993, he worked as a Vice President and Controller in the firm's Domestic Merchant Bank and directed all financial management functions across a variety of business units. During that time, he was also actively involved in the buying and selling of LBO partnership interests. From 1988 to 1989, he served as Vice President – Finance and Chief Financial Officer of American International Group's credit subsidiary, A.I. Credit Corporation, and managed the firm's liability portfolio. Previously, Mr. Hedin was an Associate in Morgan Stanley's venture capital group as well as the Chief Financial Officer of the group's activities. Prior to that, he served as a Senior Accountant at Price Waterhouse.
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Mr. Hedin received his M.B.A from Rutgers Graduate School of Management in 1980 and did graduate studies at Carnegie-Mellon University. He received his B.A. from Rutgers College in 1978. Mr. Hedin is a holder of the right to use the Chartered Financial Analyst® designation and is a Certified Public Accountant (retired). Mr. Hedin also holds various FINRA licenses including Series 7, 63, 99, 24 (Securities Principal) and 27 (Financial Principal).

In the opinion of the Board, Mr. Hedin’s extensive experience working with large financial institutions combined with his knowledge of various alternative investment strategies and industries, provides experience and insight that is beneficial to the Company.

INTERESTED DIRECTORS(3)
Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director During the Past 5 Years
Mark Gatto Age: 50 Co-Chairman and Co-Chief Executive Officer of the Company	2011 – 2024
Mark Gatto serves as Co-Chairman of the Board and Co-Chief Executive Officer of the Company (since 2011) and CIG. Mr. Gatto serves on the investment committee of CIM. In addition, Mr. Gatto is a Trustee, Co-President and Co-Chief Executive Officer and serves on the investment allocation committee of CION Ares Diversified Credit Fund, a diversified, closed-end management investment company. He joined CION Investments in 1999. Mr. Gatto was formerly Executive Vice President and Chief Acquisitions Officer from May 2007 through January 2008. He served as Executive Vice President of Business Development from May 2006 through May 2007 and Vice President of Marketing from August 2005 through February 2006. Mr. Gatto was also Associate General Counsel for CIG from November 1999 until October 2000. Previously, Mr. Gatto was an executive for a leading international product development and marketing company from 2000 through 2003 and later co-founded a specialty business-consulting firm in New York City where he served as its managing partner before re-joining CION Investments in 2005. Mr. Gatto was also an attorney in private practice from 1996 through 1999. Mr. Gatto received an M.B.A from the W. Paul Stillman School of Business at Seton Hall University, a J.D. from Seton Hall University School of Law, and a B.S. from Montclair State University.
CION Ares Diversified Credit Fund

Through his broad experiences in business and corporate development, Mr. Gatto brings to the Company a unique business expertise as well as extensive financial and risk assessment abilities. Mr. Gatto’s service with CION Investments provides him with a specific understanding of the Company, its operations, and the business and regulatory issues similar to those issues facing business development companies. Mr. Gatto’s positions as Co-Chairman and Co-Chief Executive Officer of the Company provide the Board with a direct line of communication to, and direct knowledge of the operations of, the Company.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director During the Past 5 Years
Michael A. Reisner Age: 52 Co-Chairman and Co-Chief Executive Officer of the Company	2011 – 2024
Michael A. Reisner serves as Co-Chairman of the Board and Co-Chief Executive Officer of the Company (since 2011) and CIG. Mr. Reisner serves on the investment committee of CIM. In addition, Mr. Reisner is a Trustee, Co-President and Co-Chief Executive Officer and serves on the investment allocation committee of CION Ares Diversified Credit Fund, a diversified, closed-end management investment company. He joined CION Investments in 2001. Mr. Reisner was formerly Chief Financial Officer from January 2007 through April 2008. Mr. Reisner was also formerly Executive Vice President — Originations from February 2006 through January 2007. Mr. Reisner was Senior Vice President and General Counsel from January 2004 through January 2006. Mr. Reisner was Vice President and Associate General Counsel from March 2001 until December 2003. Previously, from 1996 to 2001, Mr. Reisner was an attorney in private practice in New York. Mr. Reisner received a J.D., cum laude, from New York Law School and a B.A. from the University of Vermont.
CION Ares Diversified Credit Fund

Through his extensive experiences as a senior executive, including his time as chief financial officer of CION Investments, Mr. Reisner brings business expertise, finance and risk assessment skills to the Company. Mr. Reisner’s prior position as a corporate attorney allows him to bring to the Board and the Company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues similar to those issues facing business development companies. Mr. Reisner’s positions as Co-Chairman and Co-Chief Executive Officer of the Company provide the Board with a direct line of communication to, and direct knowledge of the operations of, the Company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Directorships Held by Officer During the Past 5 Years
Keith S. Franz Age: 54 Managing Director, Chief Financial Officer and Treasurer	Since 2011
Keith S. Franz has served as the Company’s Chief Financial Officer and Treasurer since 2011. Mr. Franz is principally responsible for the Company’s financial and day-to-day operating activities. Mr. Franz is also the Chief Financial Officer of CIM, the Company’s registered investment advisor. Mr. Franz joined CION Investments in March 2009 and was formerly the Vice President of Finance and Accounting and then a Senior Vice President and Principal Financial Officer through 2011. Prior to joining CION Investments, Mr. Franz was a senior executive for a business advisory and consulting firm from 2008 to 2009, the Vice President of Corporate Finance for a large publicly traded company from 2004 through 2008 and a Senior Audit Manager with E&Y, LLP in their assurance and business advisory group from 1991 through 2004. Mr. Franz received a B.S. from Binghamton University and is a certified public accountant and a Series 27 Financial and Operations principal.
None

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Directorships Held by Officer During the Past 5 Years
Gregg A. Bresner Age: 56 President and Chief Investment Officer	Since 2016
Gregg A. Bresner joined the Company in 2016. Mr. Bresner has over 25 years of corporate finance, investment and portfolio management experience with a focus in the leveraged finance sector. Prior to joining the Company and CIM, Mr. Bresner worked at investment management and banking firms including Wasserstein Perella & Co., Bankers Trust Company, BT Alex. Brown, Deutsche Bank, Briscoe Capital Management and Plainfield Asset Management. Previously, Mr. Bresner served as the operating Chief Financial Officer of JDS Therapeutics from 2012 to 2016. At JDS, Mr. Bresner led the company's financial, accounting, capital raising, corporate development and human resource functions and completed multiple capital raises, licensing transactions and acquisitions. In 2010, Mr. Bresner co-founded Tyto Capital, an investment firm specializing in private debt and equity investments in U.S. based middle-market companies. Tyto originated and acquired multiple private investments from 2010 to 2012, including an equity investment in JDS Therapeutics. In 2003, Mr. Bresner co-founded Briscoe Capital Management, a registered investment manager and the portfolio manager of the Fairfield Briscoe Senior Capital Fund, a debt fund focused on non-investment grade senior secured debt assets. Mr. Bresner actively managed a diversified loan portfolio of approximately 100 issuers. While at Briscoe, Mr. Bresner successfully raised and utilized approximately $700 million of committed debt facilities with Citigroup and CIBC. In mid-2006, the Briscoe Capital team merged into Plainfield Asset Management, a multi-billion-dollar special situations hedge fund platform. From 2006 to 2010, Mr. Bresner served as a Managing Director of Plainfield, where he sourced and executed direct U.S. debt and equity investments for various Plainfield investment funds.
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Mr. Bresner began his investment banking career in the Mergers & Acquisitions group of Wasserstein Perella, where he advised middle-market companies and private equity sponsors on mergers and acquisitions, leveraged recapitalization and restructuring transactions. While at Bankers Trust Company and Deutsche Bank, Mr. Bresner was a senior investment banker in the Financial Sponsors Group where he focused on sourcing, structuring and executing leveraged senior debt, high yield debt and mezzanine financings for private equity sponsors. Mr. Bresner graduated magna cum laude with a B.S. from Rensselaer Polytechnic Institute and received his M.B.A. from the Columbia University Graduate School of Business, where he was a Beta Gamma Sigma scholar. Mr. Bresner is a holder of the right to use the Chartered Financial Analyst® designation.

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Directorships Held by Officer During the Past 5 Years
Stephen Roman Age: 42 Chief Compliance Officer and Secretary	Since 2016
Stephen Roman joined CIG in July of 2013 and since August 2013 has been Vice President of CIM. During his tenure at the Company, Mr. Roman has advised on numerous legal and regulatory matters and managed corporate and securities law compliance matters for the Company’s various corporate entities as well as the Company’s registered investment adviser. From November 2012 through June 2013, Mr. Roman served as an attorney in New York. Previously, he was an analyst at Forex Capital Markets. Mr. Roman received a J.D. from the Northwestern University School of Law and a B.S. from New York University. Mr. Roman is a holder of the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
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Eric A. Pinero Age: 47 Chief Legal Officer	Since 2021
Eric A. Pinero has served as the Company’s Chief Legal Officer since November 2021 and as Senior Director and Counsel of CIG and its affiliated entities since July 2013. At CIG, Mr. Pinero advises on all legal, compliance and regulatory matters, including, among others, matters related to corporate and securities law compliance for CIG as well as CIG’s sponsored alternative investment products, including the Company. Prior to joining CIG in 2013, Mr. Pinero was an attorney with several highly regarded regional law firms representing both issuers and underwriters concentrating on securities law compliance, public and private debt and equity securities offerings, mergers and acquisitions, and a diverse range of corporate and commercial transactions. Mr. Pinero received a B.S. in Political Science and History from Roger Williams University and a J.D. from Brooklyn Law School.
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(1)	The address for each director and executive officer is c/o CĪON Investment Corporation, 100 Park Avenue, 25th Floor, New York, NY 10017.
(2)
The Company’s directors are divided into three classes, each holding office for a three-year term. At each annual meeting of shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and serve until his or her successor is duly elected and qualified.

(3)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Gatto and Reisner are each an “interested person” because of their affiliation with CIM.

CORPORATE GOVERNANCE
Risk Oversight and Board Structure
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the Company’s performance and operations; (2) reviewing and approving, as applicable, the Company’s compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of the Company’s key service providers, including the Company’s investment adviser, administrator, and independent registered public accounting firm, to review and discuss the Company’s activities and to provide direction with respect thereto; and (5) engaging the services of the Company’s chief compliance officer to test the Company’s compliance procedures and certain of its service providers.
Messrs. Gatto and Reisner, who are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, serve as the co-chief executive officers and co-chairmen of the Board. The Board believes that Messrs. Gatto and Reisner, as the Company’s co-chief executive officers and co-chairmen of the Board, are the directors with the most knowledge of the Company’s business strategy and are best situated to serve as chairmen of the Board. The Company’s charter, as well as regulations governing BDCs generally, require that a majority of the Board be persons other than “interested persons” of the BDC, as defined in Section 2(a)(19) of the 1940 Act and as required by Rule 303A.00 in the NYSE Listed Company Manual. The Board does not currently have a separately designated lead independent director and has not designated one independent director to preside over all executive sessions of independent directors. Rather, Aron I. Schwartz and Robert A. Breakstone, each independent directors and chairman of the audit committee and nominating and corporate governance committee, respectively, preside over such executive sessions on a rotational basis. Communications may be sent to the independent directors to: Stephen Roman, Corporate Secretary, CĪON Investment Corporation, 100 Park Avenue, 25th Floor, New York, NY 10017. The Board, after considering various factors, including, among other things, its current duties, responsibilities and the Company’s overall business, has concluded that its structure is appropriate at this time. The Board will continue to monitor the Company’s structure and determine whether it remains appropriate based on the complexity of the Company’s operations.
There have been no purchases or sales of securities of CIM or its parent or subsidiaries by any of the Company’s directors since the beginning of the most recently completed fiscal year.
Committees of the Board
The Board has established a standing audit committee, a standing nominating and corporate governance committee and a standing compensation committee. The Board met five times and took action by unanimous written consent seven times during the fiscal year ended December 31, 2022. Each director attended all meetings of the Board held during the fiscal year ended December 31, 2022. The Company does not have a formal policy regarding director attendance at an annual meeting of shareholders.
Audit Committee
The members of the Company’s audit committee are Robert A. Breakstone, Peter I. Finlay, Aron I. Schwartz, Earl V. Hedin, Catherine K. Choi and Edward J. Estrada, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act and the NYSE Listed Company Manual. Mr. Schwartz serves as chairman of the audit committee. The Board has determined that Mr. Schwartz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee’s charter is available on the Company’s website: www.cionbdc.com. The audit committee is responsible for selecting, engaging and discharging the Company’s independent registered public accounting firm (the “independent accountants”), reviewing the plans, scope and results of the audit engagement with the independent accountants, approving professional services provided by the independent accountants (including compensation therefor), reviewing the independence of the independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting. The audit committee also establishes guidelines, reviews preliminary valuations and makes recommendations to the Board regarding the valuation of the Company’s loans and other investments. The audit committee met four times in 2022.

Nominating and Corporate Governance Committee
The members of the Company’s nominating and corporate governance committee are Robert A. Breakstone, Peter I. Finlay, Aron I. Schwartz, Earl V. Hedin, Catherine K. Choi and Edward J. Estrada, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act and the NYSE Listed Company Manual. Mr. Breakstone serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee operates pursuant to a written charter and meets periodically as necessary. A copy of the nominating and corporate governance committee’s charter is available on the Company’s website: www.cionbdc.com. The nominating and corporate governance committee is responsible for selecting, researching, and nominating directors for election by the Company’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The nominating and corporate governance committee will consider shareholders’ proposed nominations for directors. The nominating and corporate governance committee met three times in 2022.
The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as the Company’s management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board must provide notice to the Company’s corporate secretary in accordance with the requirements set forth in the Company’s bylaws, the nominating and corporate governance committee charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Stephen Roman, Corporate Secretary, CĪON Investment Corporation, 100 Park Avenue, 25th Floor, New York, NY 10017. To have a candidate considered by the nominating and corporate governance committee, a shareholder must submit the recommendation in writing and must include the following information:
•	The name of the shareholder and evidence of the person’s ownership of Shares, including the number of Shares owned and the length of time of the ownership;
•
The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the nominating and corporate governance committee and nominated to the Board; and

•	If requested by the nominating and corporate governance committee, a completed and signed director’s questionnaire.
Compensation Committee
The members of the Company’s compensation committee are Robert A. Breakstone, Peter I. Finlay, Aron I. Schwartz, Earl V. Hedin, Catherine K. Choi and Edward J. Estrada, each of whom meets the independence standards established by the SEC for compensation committees and is independent for purposes of the 1940 Act and the NYSE Listed Company Manual. The Company currently does not have a chairperson of the compensation committee. The compensation committee operates pursuant to a written charter and meets periodically as necessary. A copy of the compensation committee’s charter is available on the Company’s website: www.cionbdc.com. The compensation committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of the Company’s co-chief executive officers and all other executive officers. The compensation committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors.
The Company’s executive officers do not receive any direct compensation from the Company. However, the compensation payable to CIM pursuant to the investment advisory agreement has been separately approved by a majority of the independent directors, as well as the Company’s shareholders in 2021. As none of the Company’s executive officers currently are compensated by the Company, the compensation committee does not produce and/or review a report on executive compensation practices. The compensation committee did not hold any formal meetings in 2022.

Compensation of Directors
Directors who do not also serve in an executive officer capacity for the Company or CIM are entitled to receive annual cash retainer fees, fees for attending Board and committee meetings and annual fees for serving as a committee chairperson. These directors are Robert A. Breakstone, Peter I. Finlay, Aron I. Schwartz, Earl V. Hedin, Catherine K. Choi and Edward J. Estrada. These directors are paid (i) annual cash retainer fees of $100,000; (ii) fees for attending Board and committee meetings (in-person or telephonically) of $1,000 per meeting; and (iii) annual fees of $25,000 for serving as a committee chairperson (per committee). Amounts payable under this arrangement are determined and paid quarterly in arrears.
The Company also reimburses each of the above directors for all reasonable and authorized business expenses in accordance with the Company’s policies as in effect from time to time. The Company did not pay compensation to its directors who also serve in an executive officer capacity for the Company or CIM for the year ended December 31, 2022.
The Company’s directors were paid compensation of $621,623 in connection with their service on the Board during the year ended December 31, 2022. No director or executive officer receives pension or retirement benefits from the Company.
Communications Between Shareholders and the Board of Directors
The Board welcomes communications from the Company’s shareholders. Shareholders may send communications to the Board, or to any particular director, to the following address: c/o CĪON Investment Corporation, 100 Park Avenue, 25th Floor, New York, NY 10017. Shareholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).
Code of Business Conduct
The Company has adopted a code of business conduct pursuant to Rule 17j-1 promulgated under the 1940 Act, which applies to, among others, the Company’s officers, including the Company’s Co-Chief Executive Officers and its Chief Financial Officer, as well as the members of the Board. The Company’s code of business conduct can be accessed via its website at www.cionbdc.com. The Company intends to disclose any amendments to or waivers of required provisions of the code of business conduct on Form 8-K or on the Company’s website.
Practice and Policies Regarding Personal Trading and Hedging of Equity
The Company has also established a policy designed to prohibit the officers, directors, and certain employees of CIM and its affiliates from purchasing or selling the Company’s shares while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The policy also prohibits all directors and officers from engaging in hedging or monetization transactions or similar arrangements with respect to the Company’s securities without prior approval of the Company’s chief compliance officer.
Corporate Governance Guidelines
The Company has adopted corporate governance guidelines pursuant to Section 303A.09 of the NYSE Listed Company Manual, which can be accessed via the Company’s website at www.cionbdc.com.
Compensation Discussion and Analysis
The Company’s executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are officers of CIM or by individuals who were contracted by CIM to work on the Company’s behalf pursuant to the terms of the investment advisory agreement or administration agreement. Each of the Company’s executive officers is an officer of CIM, and the day-to-day investment operations and administration of the Company’s portfolio are managed by CIM. In addition, the Company reimburses CIM for the Company’s allocable portion of expenses incurred by CIM in performing its obligations under the administration agreement, including the allocable portion of the cost of the Company’s officers and their respective staffs determined under the administration agreement.

The investment advisory agreement and the administration agreement each provides that CIM and its officers, directors, controlling persons and any other person or entity affiliated with them acting as the Company’s agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by CIM or such other person, and CIM and such other person shall be held harmless for any loss or liability suffered by the Company, if (i) CIM has determined, in good faith, that the course of conduct which caused the loss or liability was in the Company’s best interests, (ii) CIM or such other person was acting on behalf of or performing services for the Company, (iii) the liability or loss suffered was not the result of willful malfeasance, bad faith or gross negligence by CIM or an affiliate thereof acting as the Company’s agent, and (iv) the indemnification or agreement to hold CIM or such other person harmless is only recoverable out of the Company’s net assets and not from its shareholders.
Certain Relationships and Related Transactions
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, we have a code of business conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the Company’s interests. Waivers to the code of business conduct can generally only be obtained from the Chief Compliance Officer, the Co-Chairmen of the Board or the Chairman of the audit committee of the Board and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee reviews all related person transactions for potential conflict of interest situations on an ongoing basis in accordance with the Company’s code of ethics, code of business conduct and other applicable policies and procedures, and all such transactions are approved or ratified by the audit committee as set forth in the audit committee charter.
Messrs. Gatto and Reisner, the Company’s Co-Chairmen and Co-Chief Executive Officers, also serve as Co-Chief Executive Officers of CIM. In addition, Messrs. Gatto and Reisner each directly and indirectly own approximately 38% of CIG’s ownership of CIM.
The Company has entered into an investment advisory agreement with CIM. Pursuant to the investment advisory agreement, the Company pays CIM a base management fee and an incentive fee. The Company has also entered into an administration agreement with CIM pursuant to which the Company reimburses CIM for administrative expenses it incurs on the Company’s behalf.
On January 1, 2019, the Company entered into a servicing agreement with CIM’s affiliate, Apollo Investment Administration, L.P., or AIA, pursuant to which AIA furnishes the Company with administrative services including, but not limited to, loan and high yield trading services, trade and settlement support, and supplementary investment valuation information. AIA is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations, provided that such reimbursement is reasonable, and costs and expenses incurred are documented. The servicing agreement may be terminated at any time, without the payment of any penalty, by either party, upon 60 days' written notice to the other party.
The Company’s executive officers, certain of its directors and certain other finance professionals of CION Investments also serve as executives of CIM and officers of the Company and Messrs. Gatto and Reisner are directors of CION Securities, LLC, the dealer manager for the offering of the Company’s Shares, which ended on January 25, 2019. In addition, the Company’s executive officers and directors and the members of CIM and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as the Company does or of investment funds, accounts or other investment vehicles managed by the Company’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Company’s investment objective. The Company may compete with entities managed by CIM and its affiliates for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by CIM or its affiliates or by members of the investment committee. However, to fulfill its fiduciary duties to each of its clients, CIM intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with CIM’s allocation policy, investment objective and strategies so that the Company is not disadvantaged in relation to any other client. CIM has agreed with the Board that allocations among the Company and other investment funds affiliated with CIM will be made based on capital available for investment in the asset class being allocated. The Company expects that its available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and other investment policies and restrictions set by the Board or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts
CIM and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between CIM’s fiduciary obligations to the Company and its similar fiduciary obligations to other clients. For example, such policies and procedures may be designed so that, when appropriate, certain investment opportunities may be allocated on an alternating basis that is fair and equitable among the Company and their other clients. An investment opportunity that is suitable for multiple clients of CIM and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that CIM’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in the Company’s favor.
The principals of CIM have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, CIM has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when the Company is able to co-invest with other accounts managed by CIM and affiliated entities. When the Company engages in such permitted co-investments, the Company will do so in a manner consistent with its exemptive relief from the SEC and with CIM’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to the Company and similar eligible accounts, as periodically determined by CIM and approved by the Board, including all of the independent directors. The allocation policy further provides that allocations among the Company and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by the Board, including the independent directors. It is the Company’s policy to base its determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and other investment policies and restrictions set by the Board or imposed by applicable laws, rules, regulations or interpretations. The Company expects that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by CIM or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, CIM will need to decide whether the Company or such other entity or entities will proceed with the investment. CIM will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
Share Repurchase Policy
On September 15, 2021, the Company’s board of directors, including the independent directors, approved a share repurchase policy authorizing the Company to repurchase up to $50 million of the Company’s outstanding Shares after the Listing. On June 24, 2022, the Company’s board of directors, including the independent directors, increased the amount of Shares that may be repurchased under the share repurchase policy by $10 million to up to an aggregate of $60 million. Under the share repurchase policy, the Company may purchase Shares through various means such as open market transactions, including block purchases, and privately negotiated transactions. The number of Shares repurchased and the timing, manner, price and amount of any repurchases will be determined at the Company’s discretion. Factors include, but are not limited to, share price, trading volume and general market conditions, along with the Company’s general business conditions. The policy may be suspended or discontinued at any time and does not obligate the Company to acquire any specific number of Shares.
On August 16, 2022, as part of the share repurchase policy, the Company entered into a trading plan with an independent broker, Wells Fargo Securities, LLC, or Wells Fargo, in accordance with Rule 10b5-1 of the Exchange Act based in part on historical trading data with respect to the Company’s Shares. The 10b5-1 trading plan permits common stock to be repurchased at a time that the Company might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions. The 10b5-1 trading plan is subject to price, market volume and timing restrictions.
Competition
Certain officers of CIM are simultaneously providing investment management services to certain funds managed by its affiliates. CIM may determine that it is appropriate for the Company and one or more other investment accounts managed by CIM or any of its affiliates to participate in an investment opportunity. As a BDC, the Company is subject to certain regulatory restrictions in negotiating or investing in certain investments with entities with which the Company may be prohibited from doing so under the 1940 Act, such as CIM and its affiliates, unless the Company obtains an exemptive order from the SEC or co-invest alongside such affiliates in accordance with existing regulatory guidance. On August 30, 2022, the Company, CIM and certain of the Company’s affiliates were granted the Order by the SEC for the Company to co-invest with other funds managed by CIM or certain affiliates in a manner consistent with the Company’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Even though the Company was granted the Order by the SEC, CIM’s investment committee may determine that the Company should not participate in a co-investment transaction.
Affiliated Dealer Manager
The dealer manager is an affiliate of CIM. This relationship may have created conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager examined the information in the prospectus for accuracy and completeness, due to its affiliation with CIM, no independent review of the Company was made in connection with the distribution of Shares in the offering, which ended on January 25, 2019.
Co-Investment Opportunities
As a BDC, the Company is subject to certain regulatory restrictions in negotiating or investing in certain investments with entities with which the Company may be prohibited from doing so under the 1940 Act, such as CIM and its affiliates, unless the Company obtains an exemptive order from the SEC, which Order was issued by the SEC on August 30, 2022.
Pursuant to such Order, the Company generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching of the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with the Company’s investment objective and strategies, (3) the investment by the Company’s affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which its affiliates are investing, and (4) the proposed investment by the Company would not benefit CIM or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Order permits the Company to co-invest in its existing portfolio companies with certain affiliates that are private funds, even if such private funds did not have an investment in such existing portfolio company. Even though the Company was granted the Order by the SEC, CIM’s investment committee may determine that the Company should not participate in a co-investment transaction.
Material Non-Public Information
The Company’s senior management, members of CIM’s investment committee and other investment professionals from CIM may serve as directors of, or in a similar capacity with, companies in which the Company invests or in which the Company is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Company’s ability to buy or sell the securities of such company under the policies of the Company or applicable law.
Required Vote
Each director shall be elected by a plurality of all the votes cast at the Meeting virtually or by proxy, provided that a quorum is present. Each Share may be voted for the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the director nominees named above. Votes that are withheld will have no effect on the outcome of the vote on this proposal. Shares represented by broker non-votes are also not considered votes cast and thus have no effect on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2 -APPROVAL TO OFFER AND SELL SHARES AT A PRICE BELOW NET ASSET VALUE
Background
The 1940 Act generally prohibits the Company, as a BDC, from offering and selling Shares at a price per Share, after deducting selling commissions and dealer manager fees, below the then-current NAV per Share unless the Company meets certain exceptions.
One such exception would permit the Company to sell or otherwise issue Shares during the next year at a price below the Company’s then-current NAV if its shareholders approve such a sale and the Company’s directors make certain determinations prior to the sale or issuance of such Shares. A majority of the Company’s independent directors and a majority of the Company’s directors who have no financial interest in the sale would be required to make a determination as to whether such sale would be in the best interests of the Company and its shareholders prior to selling Shares at a price below NAV per Share if the Company’s shareholders were to approve such a proposal. A majority of the Company’s independent directors and a majority of the Company’s directors who have no financial interest in the sale, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, would also be required to determine in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase the Company’s Shares or immediately prior to the issuance of such Shares, that the price at which the Shares is to be sold is not less than a price which closely approximates its market value, less any distributing commission or discount.
The Company is seeking the approval of its shareholders so that it may, in one or more public or private offerings of its Shares, sell or otherwise issue Shares, not exceeding 25% of its then outstanding Shares, at a price below NAV, subject to the conditions set forth in this proposal. The Board, including all of the Independent Directors, recommends the proposal to the shareholders for their approval. If approved, the authorization would be effective for securities issued during a twelve-month period following shareholder approval.
Reasons to Offer Shares Below NAV
Status as a RIC and Maintaining a Favorable Debt to Equity Ratio
As a BDC and a regulated investment company (“RIC”) for tax purposes, the Company is dependent on its ability to raise capital through the issuance of its Shares. RICs generally must distribute substantially all of their earnings to shareholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from retaining any meaningful amount of earnings to support operations, which may include making new investments (including investments into existing portfolio companies). The Company must also comply with the 150% asset coverage requirement in order to incur debt or issue senior securities. Because BDCs must determine the fair value of the assets in their portfolio quarterly, an unfavorable shift in market dynamics or the existence of underperforming assets may lower that determination of fair value and therefore proportionately increase the value of balance sheet debt compared to assets.
Failure to maintain the required asset coverage ratio could have severe negative consequences for the Company, including the inability to pay distributions and breach of covenants in the Company’s credit facilities or other borrowings. Although the Company does not currently expect to breach the asset coverage ratio requirement, the markets it operates in and the general economy are currently exceptionally volatile and uncertain. Even if the underlying performance of one or more portfolio companies may not indicate an impairment or inability to repay all principal and interest in full, volatility in the capital markets may negatively impact the valuations of investments and create unrealized capital depreciation on certain investments. Any such write-downs in value (as well as unrealized capital depreciation based on the underlying performance of the Company’s portfolio companies, if any) will negatively impact the Company’s total assets and the resulting asset coverage ratio. Issuing additional equity would allow the Company to realign its debt-to-equity ratio and avoid these negative consequences. In addition to meeting legal requirements applicable to BDCs, having a more favorable debt-to-equity ratio would also generally strengthen the Company’s balance sheet and give it more flexibility to fully execute its business strategy.
Current Market Conditions
From time to time, capital markets may experience periods of disruption and instability. The market is currently experiencing such a period of severe instability due to the effects of inflation, rising interest rates, supply-chain disruptions and the risk of recession. In addition, in 2023, the Federal Reserve further raised interest rates by a total of

0.75% and indicated that, in light of the economic recovery and higher than anticipated inflation (although slowing), it may further raise interest rates during the remainder of 2023. However, the timing, number and amount of any such future interest rate increases are uncertain. This period of market disruption and instability may adversely affect the Company’s access to sufficient debt and equity capital. Debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions. Further, although the Company has terminated its public offering, it may be advantageous to seek to raise additional equity capital in private placements, which would be greatly aided by the flexibility of being able to offer Shares at a price below current NAV. This access to equity capital will allow the Company to better negotiate with its lenders and avoid the Company from being a forced seller of assets in this current marketplace. It will also preserve financial flexibility during these uncertain times for other purposes, such as providing liquidity to troubled portfolio companies by participating in capital restructurings of such distressed entities. In addition, the Company believes that additional attractive investment opportunities may present themselves during this period.
Conditions to the Sale of the Company’s Shares Below NAV
If shareholders approve this proposal, the Company will sell Shares at a price below NAV per Share, exclusive of sales compensation, only if the following conditions are met:
•	a majority of the Independent Directors who have no financial interest in the sale have approved the sale;
•
a majority of such Independent Directors, who, in consultation with the underwriter or underwriters of the offering, if any, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities, or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

•	the cumulative number of Shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding Shares immediately prior to each such sale.
Key Shareholder Considerations
Before voting on this proposal or giving proxies with regard to this matter, shareholders should consider the dilutive effect of the issuance of the Company’s Shares at less than NAV per share. Any sale of Shares at a price below NAV would result in immediate dilution to existing shareholders. Since under this proposal the Company’s Shares could be issued at a price that is substantially below the NAV per share, the dilution could be substantial. This dilution would include reduction in the NAV per share as a result of the issuance of Shares at a price below the NAV per share, and a proportionately greater decrease in a shareholder’s interest in the earnings and assets of the Company and voting interest in the Company, than the increase in the assets of the Company resulting from such issuance. If this proposal is approved, the Board may, consistent with its fiduciary duties, approve the sale or otherwise issue the Company’s Shares at any discount to its then current NAV per share; however, the Board will consider the potential dilutive effect of the issuance of Shares at a price below the NAV per Share when considering whether to authorize any such issuance and will act in the best interests of the Company and its shareholders in doing so.
The 1940 Act establishes a connection between common share sale price and NAV because, when shares of common stock or other specific securities are sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Further, if current shareholders of the Company do not purchase any Shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted. For an illustration of the potential dilutive effect of an offering of the Company’s Shares at a price below NAV, please see the table below under the heading “Examples of Dilutive Effect of the Issuance of Shares at a Price Below NAV.”
It should be noted that the cumulative number of Shares sold below NAV pursuant to this proposal is limited to 25% of the Company’s then-outstanding Shares immediately prior to each such sale. While the Company will aggregate all Shares sold below NAV throughout the year for purposes of this limit, the maximum is based on the percentage of outstanding Shares at the time of each offering and if the Company issues additional Shares throughout the year, the Company would be able to issue more Shares below NAV before reaching the 25% limit. Furthermore, there would be no limit on the discount to NAV at which Shares could be sold.
The Company has not offered or sold any Shares at a price below NAV per Share pursuant to the share issuance proposal that was approved by shareholders at the 2022 annual meeting of shareholders. While the Company has no immediate plans to sell its Shares at a price below NAV per Share pursuant to this Share Issuance Proposal, it is seeking shareholder approval now in order to maintain access to the markets if the Company determines it should sell Shares at a price below NAV per Share, which typically must be undertaken quickly. The final terms of any such sale will be determined by the Board at the time of issuance and the Shares will not include preemptive rights. Also, because the Company has no immediate plans to issue any Shares, it is impracticable to describe the transaction or transactions in which such Shares would be issued. Instead, any transaction where the Company issues such Shares, including the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any such consideration, will be reviewed and approved by the Board at the time of issuance. If the Share Issuance Proposal is approved, no further authorization from the shareholders will be solicited prior to any such issuance in accordance with the terms of this proposal.
Examples of Dilutive Effect of the Issuance of Shares at a Price Below NAV
Impact on Existing Shareholders who do not Participate in the Offering
Existing shareholders who do not participate in an offering at a price below NAV or who do not buy additional Shares in the secondary market or in the public market on the New York Stock Exchange or the Tel Aviv Stock Exchange at the same or lower price obtained by the Company in the offering face the greatest potential risks. These shareholders will experience an immediate dilution in the NAV of the Shares they hold and will also experience a disproportionately greater decrease in their participation in the Company’s earnings and assets and their voting power than the increase the Company will experience in its assets and voting interests due to such offering.
The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating shareholder in three different hypothetical offerings of different sizes and levels of discount from NAV. The examples assume that the issuer has 1,000,000 Shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. Based on these assumptions, the current net asset value of the Company and NAV per share thus would be $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Shareholder A of (1) an offering of 50,000 Shares (5% of the outstanding Shares) at $9.50 per Share after offering expenses and commissions (a 5% discount from NAV); (2) an offering of 100,000 Shares (10% of the outstanding Shares) at $9.00 per Share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 200,000 Shares (20% of the outstanding Shares) at $8.00 per Share after offering expenses and commissions (a 20% discount from NAV); (4) an offering of 250,000 Shares (25% of the outstanding Shares) at $7.50 per Share after offering expenses and commissions (a 25% discount from NAV) and (5) an offering of 250,000 Shares (25% of the outstanding Shares) at $0.00 per Share after offering expenses and commissions (a 100% discount from NAV). The offering document pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of Shares in such offering and the actual discount from the most recently determined NAV. It is not possible to predict the level of market price decline that may occur. These examples are provided for illustrative purposes only.
		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 20% Offering At 20% Discount		Example 4 25% Offering At 25% Discount		Example 5 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$7.89	—	—	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$7.50	—	—	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Shareholder
Shares Held by Shareholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Shareholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Shareholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$95,000	(5.00)%	$80,000	(20.00)%

		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 20% Offering At 20% Discount		Example 4 25% Offering At 25% Discount		Example 5 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Total Investment by Shareholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Shareholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV per Share Held by Shareholder A	—	$9.98	—	$9.91	—	$9.67	—	$9.50	—	$8.00	—
Investment per Share Held by Shareholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Shareholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Shareholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(5.00)%	—	(20.00)%
Impact on Existing Shareholders Who Participate in the Offering
Existing shareholders who participate in an offering at a price below NAV or who buy additional Shares in the secondary market or in the public market on the New York Stock Exchange or the Tel Aviv Stock Exchange at the same or lower price as the Company obtains in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating shareholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in the Company’s Shares immediately prior to the offering. The level of NAV dilution will decrease as the number of Shares such shareholders purchase increases. Existing shareholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing shareholders who purchase less than their proportionate share of the offering, experience accretion in NAV over their investment per Share and will also experience a disproportionately greater increase in their participation in the Company’s earnings and assets and their voting power than the Company’s increase in assets and voting interests due to such offering. The level of accretion will increase as the excess number of Shares such shareholder purchases increases. Even a shareholder who over-participates will, however, be subject to the risk that the Company may make additional discounted offerings in which such shareholder does not participate, in which case such a shareholder will experience NAV dilution as described above in such subsequent offerings.

The below examples assume that the issuer has 1,000,000 Shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. Based on these assumptions, the current net asset value of the Company and NAV per share thus would be $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 25% discount offering from the prior chart for Shareholder A that acquires Shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 Shares, which is 0.50% of the offering of 250,000 Shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 Shares, which is 1.50% of the offering of 250,000 Shares rather than their 1.00% proportionate share). The offering document pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of Shares in such offering and the actual discount from the most recently determined NAV. It is not possible to predict the level of market price decline that may occur. These examples are provided for illustrative purposes only.
	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to public	—	$7.89	—	$7.89	—
Net proceeds per Share to issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total Shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
(Dilution)/Accretion to Participating Shareholder A
Shares held by Shareholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by Shareholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by Shareholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by Shareholder A (assumed to be $10.00 per Share on Shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to Shareholder A (total NAV less total investment)	—	$(2,988)	—	$1,037	—
Per Share Amounts
NAV held by Shareholder A	—	$9.50	—	$9.50	—
Investment per Share held by Shareholder A (assumed to be $10.00 per Share on Shares held prior to sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
(Dilution)/accretion per Share held by Shareholder A (NAV less investment per Share)	—	$(0.27)	—	$0.08	—
Percentage (dilution)/accretion to Shareholder A (dilution/accretion per Share divided by investment per Share)	—	—	(2.76)%	—	0.85%
Impact on New Investors
The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new shareholder in the Company in three different hypothetical Share offerings of different sizes and levels of discount from NAV per Share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
Investors who are not currently shareholders of the Company, but who participate in an offering by the Company below NAV and whose investment per Share is greater than the resulting NAV per Share due to expenses and any commissions paid by the Company, will experience an immediate decrease, albeit small, in the NAV of their Shares and their NAV per Share compared to the price they pay for their Shares. Investors who are not currently shareholders of the Company and who participate in an offering by the Company below NAV per Share and whose investment per Share is also less than the resulting NAV per Share due to expenses and any commissions paid by the Company being significantly less than the discount per Share, will experience an immediate increase in the NAV of their Shares and their NAV per Share compared to the price they pay for their Shares. All of these investors will experience a disproportionately greater participation in the Company’s earnings and assets and their voting power than the

Company’s increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that the Company may make additional discounted offerings in which such new shareholder does not participate, in which case such new shareholder will experience dilution as described above in such subsequent offerings by the Company. These investors may also experience a decline in the market price of their Shares, which often reflects to some degree announced or potential increases and decreases in NAV per Share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.
The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new shareholder who purchases the same percentage (1.00%) of the Shares in the three different hypothetical offerings of Shares of different sizes and levels of discount from NAV per Share. The examples assume that the issuer has 1,000,000 Shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. Based on these assumptions, the current NAV and NAV per Share thus would be $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effects on Shareholder A at (1) an offering of 50,000 Shares (5% of the outstanding Shares) at $9.50 per Share after offering expenses and any commissions (a 5% discount from NAV); (2) an offering of 100,000 Shares (10% of the outstanding Shares) at $9.00 per Share after offering expenses and any commissions (a 10% discount from NAV); and (3) an offering of 200,000 Shares (20% of the outstanding Shares) at $8.00 per Share after offering expenses and any commissions (a 20% discount from NAV).
	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to public	—	$10.05	—	$9.52	—	$8.47	—
Net offering proceeds per Share to issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Shareholder A
Shares held by Shareholder A	—	500	—	1,000	—	2,000	—
Percentage held by Shareholder A	—	—	—	—	—	—	—
Total Asset Values
Total NAV held by Shareholder A	—	$4,990	—	$9,910	—	$19,340	—
Total investment by Shareholder A	—	$5,025	—	$9,952	—	$16,940	—
Total dilution to Shareholder A (total NAV less total investment)	—	$(35)	—	$390	—	$2,400	—
Per Share Amounts
NAV per Share held by Shareholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share held by Shareholder A	—	$10.05	—	$9.52	—	$8.47	—
Dilution per Share held by Shareholder A (NAV per Share less investment per Share)	—	$(0.07)	—	$0.39	—	$1.20	—
Percentage dilution to Shareholder A (dilution per Share divided by investment per Share)	—	—	—	(0.70)%	4.10%	—	14.17%
The discount to NAV is a result of market perception that moves the Share price and thus NAV is only one determinant of market value.
Notwithstanding the dilutive effect of any equity financing on the Company’s NAV, the Board has considered the Company’s potential need to obtain additional capital for the repayment of indebtedness, investment or other corporate purposes discussed in this proxy statement. With more capital to utilize, the Board believes that the Company would be able to pay down its outstanding indebtedness or make investments with more significant earnings and growth potential.

The Board further believes that over time the value of the incremental assets available for investment or other uses, taken together with the other factors previously discussed, may be reflected positively in the market price of the Shares and that such increases may exceed the initial dilutive effects that the Company is likely to experience in its NAV due to offerings of Shares in accordance with this proposal.
Other Considerations
In reaching its recommendation to shareholders to approve the Share Issuance Proposal, the Board considered a possible source of conflict of interest due to the fact that the proceeds from the issuance of additional Shares may increase the management fees that the Company pays to CIM as such fees are partially based on the amount of the Company’s gross assets. The Board, including a majority of the Independent Directors, concluded that the benefits to the Company’s shareholders from increasing the Company’s capital base outweighed any detriment from increased management fees, especially considering that the management fees would increase regardless of whether the Company offers Shares at a price below NAV per Share or above NAV per Share. The Board also considered the effect of the following factors:
•	the costs and benefits of an offering of Shares below NAV per Share compared to other possible means for raising capital or concluding not to raise capital;
•	the size of an offering of Shares in relation to the number of Shares outstanding;
•	the general conditions of the securities markets; and
•	any impact on operating expenses associated with an increase in capital.
Required Vote
Approval of the Share Issuance Proposal requires the affirmative vote of the holders of (1) a majority of the outstanding voting securities entitled to vote at the Meeting and (2) a majority of the outstanding Shares entitled to vote at the Meeting that are not held by affiliated persons of the Company. The 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less. You may vote for or against or abstain on the Share Issuance Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal.
If shareholders approve the Share Issuance Proposal, during a one-year period commencing on the date of such approval, the Company will be permitted, but not required or otherwise obligated, to offer and sell newly issued Shares at a price below NAV per Share at the time sold. If the Share Issuance Proposal is not approved, the Company will not be permitted to sell its shares below NAV except as may otherwise be permitted by the 1940 Act.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL
OF THE SHARE ISSUANCE PROPOSAL.

SUBMISSION OF SHAREHOLDER PROPOSALS
Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials
Proposals that a shareholder intends to present at the Company’s 2024 annual meeting of shareholders, which we refer to as the “2024 Annual Meeting,” and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2024 Annual Meeting must be received no later than [•] p.m., Eastern Time, on [•], 2024. All proposals must comply with SEC Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals must be delivered to the Company’s Secretary by mail at the address provided below. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that the proposal will be included in the Company’s proxy statement and form of proxy for the 2024 Annual Meeting.
Requirements for Other Shareholder Proposals to Be Brought Before the 2024 Annual Meeting and Director Nominations
Pursuant to the provisions of the Company’s Bylaws, which we refer to as the “Bylaws,” notice of any proposal that a shareholder intends to present at the 2024 Annual Meeting, but does not intend to have included in the Company’s proxy statement and form of proxy for the 2024 Annual Meeting, as well as any director nominations, must be delivered to the Company’s Secretary by mail at the address provided below and must be received by the Company’s Secretary at the address provided below not less than 90 days nor more than 120 days prior to the first anniversary of the date of the mailing of the Notice of Annual Meeting for the 2023 Annual Meeting of Shareholders. Accordingly, any notice given by a shareholder must be received no earlier than [•] p.m., Eastern Time, on [•], 2024, and not later than the close of business on [•], 2024. To be in proper form, the notice must be submitted by a shareholder of record and must include the information required by the current Bylaws with respect to each director nomination or proposal that the shareholder intends to present at the 2024 Annual Meeting. If you are a beneficial owner of Shares held by a broker or other custodian, you should contact the broker or other custodian that holds your Shares for information about how to register your Shares directly in your name as a shareholder of record.
Notices of intention to present proposals at the 2024 Annual Meeting and/or director nominations must be addressed to Stephen Roman, Corporate Secretary, CĪON Investment Corporation, 100 Park Avenue, 25th Floor, New York, NY 10017, on or before [•], 2024. The Company will not consider any proposal or nomination that is not timely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with or otherwise does not meet the Bylaws or SEC requirements for submitting a proposal or nomination, or other applicable requirements. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about the Bylaws and SEC requirements.

OTHER BUSINESS
The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.
COMMUNICATIONS WITH THE BOARD
All interested parties, including shareholders, may send communications to the Board or any of its members by addressing such communication to the relevant party(ies), c/o CĪON Investment Corporation, 100 Park Avenue, 25th Floor, New York, NY 10017.
KEY SERVICE PROVIDERS
Adviser. CION Investment Management, LLC, located at 100 Park Avenue, 25th Floor, New York, NY 10017, serves as the Company’s investment adviser.
Administrator. CION Investment Management, LLC, located at 100 Park Avenue, 25th Floor, New York, NY 10017, also serves as the Company’s administrator and furnishes the Company with office equipment and clerical, bookkeeping and record keeping services.
Custodian. U.S. Bank, N.A., which has its principal office at One Federal Street, Boston, MA 02110, serves as custodian for the Company. U.S. Bank, N.A. also performs certain administrative functions on behalf of the Company.
Distribution Paying Agent, Transfer Agent and Registrar. SS&C Technologies, Inc. (f/k/a DST Systems, Inc.), which has its principal office at 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as the Company’s distribution paying agent, transfer agent and registrar.

CĪON INVESTMENT CORPORATION
100 PARK AVENUE, 25th FLOOR
NEW YORK, NY 10017
PROXY CARD FOR SHAREHOLDERS WHO HOLD SHARES VIA TASE MEMBERS

Annual Meeting of Shareholders

Virtual Meeting Only – No Physical Meeting Location
www.virtualshareholdermeeting.com/CIC2023
[•], 2023 at [•] p.m. Eastern Time
This proxy is solicited by the Board of Directors
The undersigned hereby appoints Michael A. Reisner and Stephen Roman, and each of them, or their designated substitutes, to act as attorney and proxy for the undersigned to vote all the Shares of Common Stock of CĪON Investment Corporation (the “Company”), which the undersigned is entitled to vote and to otherwise represent the undersigned at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held virtually via live webcast over the Internet at www.virtualshareholdermeeting.com/CIC2023, on [•], 2023 at [•] p.m. Eastern Time, and at all adjournments thereof, as indicated on this proxy. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any postponements or adjournments thereof.
Please sign and date this proxy card and return it promptly, together with an Ownership Certificate from the TASE member through which your Shares are registered, to the Company's Israeli counsel, Goldfarb Seligman & Co., c/o Hod Mimun, 98 Yigal Alon Street, 44th Floor, Tel Aviv 6789141, Israel (email: hod.mimun@goldfarb.com), so your Shares may be represented at the Meeting. The proxy card and Ownership Certificate must be received no later than [•], 2023 to be validly included in the tally of Shares voted at the Meeting.
Continued and to be signed on next page.

The Board of Directors recommends you vote FOR the following:
1. Election of Class II Directors, who will each serve for a term of three years expiring in 2026, or until their successors are duly elected and qualified.
Nominee:	Robert A. Breakstone

	☐ FOR	☐ WITHHOLD	☐ ABSTAIN

Nominee:	Catherine K. Choi

	☐ FOR	☐ WITHHOLD	☐ ABSTAIN

Nominee:	Aron I. Schwartz

	☐ FOR	☐ WITHHOLD	☐ ABSTAIN
The Board of Directors recommends you vote FOR the following:
2. To authorize flexibility for the Company, with the approval of the Company’s Board of Directors, to offer and sell Shares of Common Stock, up to 25% of the Company’s outstanding Shares, at a price below net asset value during the twelve months following shareholder approval, subject to certain limitations described in the Proxy Statement.
☐ FOR	☐ AGAINST	☐ ABSTAIN
Please indicate if you plan to attend this Meeting virtually:
☐ YES	☐ NO
Please sign exactly as your name(s) appear(s) on the ownership confirmation issued by your TASE member. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint holders should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

Print name	Signature	Date

Print name	(Joint Owners)	Signature	Date
[Israeli Proxy Card for 2023 Annual Meeting of Shareholders of CĪON Investment Corporation]

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You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V17400-P95292 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CION INVESTMENT CORPORATION

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert A. Breakstone
02) Catherine K. Choi
03) Aron I. Schwartz

The Board of Directors recommends a vote FOR the following proposal:

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice & Proxy Statement, Shareholder Letter and related materials are available at www.proxyvote.com.

V17401-P95292

CION INVESTMENT CORPORATION
Annual Meeting of Shareholders
[ ], 2023 [ ] PM, EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Michael A. Reisner and Stephen Roman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CION INVESTMENT CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at [ ] PM, EDT on [ ], 2023, and any adjournment or postponement thereof. The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/CIC2023.

Continued and to be signed on reverse side.